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                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

  We, the undersigned officers and trust managers of the Grove Property Trust (formerly Grove Real Estate Asset Trust) (the "Company"), hereby severally constitute Damon D. Navarro, Joseph R. LaBrosse, and Edmund F. Navarro, and each of them singly, as our attorney-in-fact with full power of substitution and resubstitution for them, and each of them singly, to sign for us and in our names and in our capacities as trust managers and/or officers of the Company, and to file the Registration Statement on Form S-2 relating to the registration of the Company's Common Shares of Beneficial Interest, $0.01 par value share, and any and all amendments thereto, which Registration Statement is being filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and any related registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act, and, in general, to do all such things in our names and behalf and in our capacities as officers and trust managers to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, including the filing of such amendments, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, and all that our said attorneys may do or cause to be done by virtue hereof.

  In witness whereof, each of the undersigned has hereunto set his hand this 18th day of October, 1997.

/s/ Damon D. Navarro                      /s/ Joseph R. LaBrosse
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Damon D. Navarro                          Joseph R. LaBrosse


/s/ Theodore R. Bigman                    /s/ J. Joseph Garrahy
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Theodore R. Bigman                        J. Joseph Garrahy


/s/ Harold V. Gorman                      /s/ Edmund F. Navarro
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Harold V. Gorman                          Edmund F. Navarro

/s/ James F. Twaddell
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James F. Twaddell